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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       October 19, 2000 (October 19, 2000)
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                            LIFEPOINT HOSPITALS, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                  0-29818                 52-2165845
           --------                  -------                 ----------
        (State or Other          (Commission File         (I.R.S. Employer
        Jurisdiction of              Number)               Identification
        Incorporation)                                         Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                      ------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                      ------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         LifePoint Hospitals, Inc. (the "Company") intends to issue a press release containing its third quarter earnings results on Monday, October 23, 2000 after the market closes. In conjunction with this release, management will host a conference call which will be simultaneously broadcast live over the Internet on Tuesday, October 24, 2000 at 9:00 a.m. central standard time. The listen-only web-simulcast of the call is available to the public through the Company's website www.lifepointhospitals.com and at the following additional websites: www.streetevents.com and www.vcall.com. Listeners should go to the website well in advance of the time of the conference call to download and install any necessary audio software. For those unable to attend the conference call, the web-simulcast will be available for replay for a period of time after the call and a playback of the conference call will also be available from 11:00 a.m. central standard time on Tuesday October 24, 2000 until 5:00 p.m. central standard time on Wednesday, October 25, 2000. The number to call for the playback of the conference call is 1-800-633-8284 and the reservation number is 16370578. There is no charge to access the web-simulcast or playback conference call.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial statements of businesses acquired.

                     None required

         (b)   Pro forma financial information.

                     None required

         (c)   Exhibits.

                     None





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LIFEPOINT HOSPITALS, INC.



                                          By: /s/ William F. Carpenter III
                                             -----------------------------------
                                             William F. Carpenter III
                                             Senior Vice President and
                                             General Counsel


Date: October 19, 2000







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